UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                   000-50962                59-3764686
          --------                  ---------                ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 2, 2005, the Company issued a press release announcing financial results for the second quarter and six months ended June 30, 2005. In the table on page four, income tax expense for the second quarter ended June 30, 2005, was incorrectly stated as $36 (in thousands). The correct amount for income tax expense for the quarter was $436 (in thousands).

         The full text of the corrected press release is set forth in Exhibit 99.1.

         The information in this Form 8-K/A and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Corrected Press Release dated August 2, 2005


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC COAST FEDERAL CORPORATION


Date:  August 3, 2005                      By:  /s/  Robert J. Larison, Jr.
                                                 -------------------------------
                                                     Robert J. Larison, Jr.
                                                     President and Chief
                                                     Executive Officer
                                                     (Duly Authorized
                                                      Representative)



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                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
------                     -------------------------

  99.1 Copy of corrected press release issued by the Company on August 2, 2005.